Exhibit 99.1
Constant Contact Announces First Quarter 2011 Financial Results
Quarterly revenue increases 27% year-over-year
First SaaS SMB marketing vendor to cross $200 million annual revenue run-rate
WALTHAM, MA — April 28, 2011 — Constant Contact®, Inc. (Nasdaq: CTCT), the trusted marketing advisor to more than 450,000 small organizations worldwide, today announced its financial results for the first quarter ended March 31, 2011.
“Constant Contact’s first quarter financial performance was good,” said Gail Goodman, CEO of Constant Contact. “We continue to deliver a combination of best-in-class revenue growth and expanding profitability on an annual basis.”
Goodman added, “In the quarter, we made significant progress on developing our social media marketing product and we acquired social CRM technology with our purchase of Bantam Live. We believe the delivery of our social media marketing offering and full product vision will further solidify our long-term growth opportunity and market leadership position.”
First Quarter 2011 Financial Metrics:
•	Revenue for the first quarter, ended March 31, 2011, was $50.0 million, an increase of 27% compared to revenue of $39.5 million for the comparable period in 2010.

•	Gross margin in the first quarter was 70.6%, compared to 70.3% for the comparable period in 2010.

•	GAAP net loss was $1.8 million for the first quarter of 2011, compared to a GAAP net loss of $0.8 million for the comparable period in 2010. First quarter 2011 GAAP net loss reflects the impact of Constant Contact’s acquisition of Bantam Live, which closed on February 15, 2011.

•	GAAP net loss per share was $0.06 for the first quarter of 2011, based on weighted average shares outstanding of 29.3 million, compared to a GAAP net loss per share of $0.03 for the comparable period in 2010.

•	Adjusted EBITDA for the first quarter of 2011 was $4.0 million, an increase compared to adjusted EBITDA of $3.5 million for the comparable period in 2010.

•	Adjusted EBITDA margin for the first quarter of 2011 was 8.1%, compared to 8.9% for the comparable period in 2010.

•	Non-GAAP net income per diluted share was $0.02 for the first quarter of 2011, based on diluted weighted average shares outstanding of 30.8 million, compared to $0.03 for the comparable period in 2010.

•	Cash flow from operations was $8.2 million for the three months ended March 31, 2011, as compared to $6.5 million for the comparable period in 2010, and capital expenditures for both periods were $4.3 million, resulting in free cash flow of $3.9 million for the three months ended March 31, 2011 as compared to $2.2 million for the comparable period in 2010.

•	The company had $114 million in cash, cash equivalents and short-term marketable securities at March 31, 2011, compared to $124 million as of December 31, 2010. The company used $15 million in cash to acquire Bantam Live during the first quarter of 2011.

Operating Metrics:
•	Added 50,000 gross new unique paying customers in the first quarter, up from 45,000 gross new unique paying customers added in the fourth quarter of 2010 and consistent with the year ago period. (*)

•	Ended the first quarter with 455,000 unique paying customers, an increase from 435,000 unique paying customers at the end of the fourth quarter of 2010 and 375,000 unique paying customers at the end of the first quarter of 2010.(*)

•	Average monthly revenue per unique customer, ARPU, for the first quarter was $37.46, up from $37.23 in the fourth quarter of 2010, and up from $36.30 in the comparable period in 2010.

•	Monthly retention rate of unique paying customers remained in its historical range of 97.8%, plus or minus 0.5%, for each month during the first quarter. (*) Figures are rounded to nearest 5,000.
Other Recent Highlights:
•	Announced that Rick W. Jensen will be joining Constant Contact as Chief Sales and Marketing Officer. Jensen, a former executive at Intuit, GE Capital, and U.S. Bancorp, brings more than 20 years of consumer and small business marketing and sales experience to Constant Contact’s executive team. His responsibilities included direct P&L responsibility for Intuit’s Small Business Group in addition to the Consumer Tax Group.

•	Received validation from Aberdeen Group that Constant Contact customers achieve better results and achieve more success with email marketing than users of other email marketing solutions. According to a recent study by the Aberdeen Group, Constant Contact customers have a 36% higher open rate, 60% better click through rate and generate 29% more revenue as compared to users of other email marketing solutions. We believe that delivering great customer success is a result of Constant Contact’s highly differentiated success model: great affordable products, coaching with a personal touch, KnowHow, education and support to small business.

•	Acquired Bantam Live, a pioneering contact management and social CRM provider. Bantam Live provides Constant Contact a social CRM platform and technology that will serve as the foundation for all of Constant Contact’s solutions, plus an experienced and talented team focused on developing products for small businesses.

•	Constant Contact Event Marketing surpassed 25,000 customers in the first quarter.

•	Trained the 1,000th Constant Contact expert during the quarter. More than 1,000 experts around the world are now trained on how to coach and teach small businesses about the power of email marketing and social media marketing.

•	Named a top ten business-to-business brand by The Business Journals, in its annual survey of 1,800 small businesses. Constant Contact moved up 17 spots in 2011 and now ranks number eight in the top business-to-business brands. For the full results of the survey, please click here.

•	Expanded our award-winning customer support hours. Constant Contact now offers all customers free and unlimited phone based support from 7am to 11pm ET Monday — Thursday and 7am to 9pm ET on Fridays.
Harpreet Grewal, CFO of Constant Contact said, “We believe that Constant Contact is well positioned to re-accelerate our customer growth when small business conditions experience a material and sustained improvement. As Constant Contact further evolves from an email marketing company to a multi-product company we are creating even more opportunities to accelerate our long-term growth and increase our addressable market opportunity. As a result, our confidence in Constant Contact’s medium to longer-term prospects has never been greater.”
Business Outlook:
Based on information available as of April 28, 2011, Constant Contact is issuing guidance for the second quarter and full year 2011 as follows:
Second Quarter 2011:

Current Guidance (4/28/2011)
Total revenue	$52.6 m to $53.0 m
Adjusted EBITDA	$6.7 m to $7.0 m
Stock-based compensation expense	$3.0 m
GAAP net income	$150,000 to $450,000
GAAP net income per share	$0.00 to $0.01
Non-GAAP net income per share	$0.10 to $0.11
Diluted weighted average shares outstanding	31.1 m shares
Full Year 2011:

	Prior Guidance (2/16/2011)	Current Guidance (4/28/2011)
Total revenue	$217 m to $219 m	$217 m to $219 m
Adjusted EBITDA	$34.3 m to $35.7 m	$34.3 m to $35.7 m
Stock-based compensation expense	$13.3 m	$12.5 m
GAAP net income	$5.9 m to $7.4 m	$6.3 m to $7.7 m
GAAP net income per share	$0.20 to $0.25	$0.20 to $0.25
Non-GAAP net income per share	$0.61 to $0.66	$0.60 to $0.65
Diluted weighted average shares outstanding	31.0 m shares	31.2 m shares
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per share, non-GAAP net loss, non-GAAP net loss per share and free cash flow.
Adjusted EBITDA is calculated by taking GAAP net income (loss), adding depreciation and amortization, stock-based compensation, adjusting for taxes, then subtracting interest and other income. Adjusted EBITDA margin is equal to adjusted EBITDA divided by revenue.
Non-GAAP net income per share is calculated by adding back stock-based compensation expense to GAAP net income (loss) and dividing this total by the diluted weighted average shares outstanding.
Free cash flow is calculated by subtracting cash paid for the acquisition of property and equipment from net cash provided by operating activities.
Constant Contact believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Constant Contact’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and in monthly and quarterly financial reports presented to the company’s board of directors. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Constant Contact urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.
Conference Call Information

What:	Constant Contact first quarter 2011 financial results conference call
When:	Thursday, April 28, 2011
Time:	5:00 p.m. ET
Live Call:	(877) 334-1974, domestic
(760) 666-3590, international
Replay:	(800) 642-1687, passcode 58179947, domestic
(706) 645-9291, passcode 58179947, international
Webcast:	http://investor.constantcontact.com/(live and replay)
The webcast will be archived on Constant Contact’s website for a period of three months.
About Constant Contact, Inc.
Constant Contact is revolutionizing the success formula for small organizations through affordable, easy-to-use Engagement Marketing™ tools that help create and grow customer relationships. More than 450,000 small businesses, nonprofits, and associations worldwide rely on Constant Contact to drive ongoing customer dialogs through email marketing, social media marketing, event marketing, and online surveys. All Constant Contact products come with unrivaled KnowHow, education and free coaching with a personal touch, including award-winning customer support.
Constant Contact and the Constant Contact Logo are registered trademarks of Constant Contact, Inc. All Constant Contact product names and other brand names mentioned herein are trademarks or registered trademarks of Constant Contact, Inc. All other company and product names may be trademarks or service marks of their respective owners

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding Constant Contact’s vision for delivering a complete engagement marketing solution, progress on developing a social media marketing product, competitive advantage, growth drivers, medium- and long-term opportunity and market leadership position and the company’s financial guidance for the second quarter of 2011 and full year 2011. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Constant Contact’s control. Constant Contact’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, the company’s ability to attract new customers and retain existing customers, the company’s dependence on the market for email marketing services for small businesses, nonprofits, and associations, adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which the company operates, the company’s ability to successfully develop and introduce new products and add-ons or enhancements to existing products, adverse regulatory or legal developments, the company’s ability to continue to promote and maintain its brand in a cost-effective manner, changes in the competitive environment, the company’s ability to compete effectively, the company’s ability to attract and retain key personnel, the company’s ability to protect its intellectual property and other proprietary rights, and other risks detailed in Constant Contact’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Constant Contact’s views as of the date of this press release. The company anticipates that subsequent events and developments will cause its views to change. Constant Contact undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Constant Contact’s views as of any date subsequent to the date of this press release.
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(CTCT-F)
Media Contact:
Erika Dornaus
Constant Contact
(781) 482-7039
edornaus@constantcontact.com
Investor Contact:
Jeremiah Sisitsky
Constant Contact
(339) 222-5740
jsisitsky@constantcontact.com

Constant Contact, Inc.
Consolidated Condensed Statements of Operations (unaudited)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
Revenue	$50,015	$39,481
Cost of revenue	14,683	11,716

Gross profit	35,332	27,765

Operating expenses:
Research and development	7,438	5,621
Sales and marketing	24,234	18,704
General and administrative	5,778	4,299

Total operating expenses	37,450	28,624

Loss from operations	(2,118)	(859)

Interest and other income	89	83

Loss before income taxes	(2,029)	(776)

Benefit for income taxes	186	—

Net loss	$(1,843)	$(776)

Net loss per share:
Basic	$(0.06)	$(0.03)
Diluted	$(0.06)	$(0.03)

Weighted average shares outstanding used in computing per share amounts:
Basic	29,310	28,455
Diluted	29,310	28,455

Constant Contact, Inc.
Calculation of Adjusted EBITDA and Adjusted EBITDA Margin (unaudited)
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
Net loss	$(1,843)	$(776)

Subtract:
Interest and other income	89	83
Benefit for income taxes	186	—

Add back:
Depreciation and amortization	3,540	2,624
Stock-based compensation expense	2,609	1,735

Adjusted EBITDA	$4,031	$3,500

Divide by:
Revenue	$50,015	$39,481

Adjusted EBITDA margin	8.1%	8.9%

Constant Contact, Inc.
Calculation of Non-GAAP Net Income and Non-GAAP Net Income per Share (unaudited)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
Net loss	$(1,843)	$(776)

Add back:
Stock-based compensation expense	2,609	1,735

Non-GAAP net income	$766	$959

Non-GAAP net income per share: diluted	$0.02	$0.03

Weighted average shares outstanding used in computing per share amounts	30,874	29,585
Constant Contact, Inc.
Calculation of Free Cash Flow (unaudited)
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
Net cash provided by operating activities	$8,222	$6,452

Subtract:
Acquisition of property and equipment	4,288	4,288

Free cash flow	$3,934	$2,164

Constant Contact, Inc.
Consolidated Condensed Balance Sheets (unaudited)
(In thousands)

	March 31,	December 31,
	2011	2010
Assets
Current assets
Cash and cash equivalents	$17,085	$32,892
Marketable securities	97,174	91,461
Accounts receivable, net	33	44
Prepaid expenses and other current assets	6,445	5,562

Total current assets	120,737	129,959

Property and equipment, net	30,658	29,723
Restricted cash	750	750
Goodwill	18,448	5,248
Acquired intangible assets, net	2,501	781
Other assets	1,750	1,214

Total assets	$174,844	$167,675

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$6,100	$7,444
Accrued expenses	10,703	6,724
Deferred revenue	27,608	25,103

Total current liabilities	44,411	39,271

Other long-term liabilities	2,298	2,282

Total liabilities	46,709	41,553

Common stock	295	293
Additional paid-in capital	172,828	168,974
Accumulated other comprehensive income	13	13
Accumulated deficit	(45,001)	(43,158)

Total stockholders’ equity	128,135	126,122

Total liabilities and stockholders’ equity	$174,844	$167,675

Constant Contact, Inc.
Consolidated Condensed Statements of Cash Flows (unaudited)
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
Cash flows from operating activities
Net loss	$(1,843)	$(776)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,540	2,624
Amortization of premiums on investments	168	6
Stock-based compensation expense	2,609	1,735
Recovery of bad debts	(1)	(3)
Deferred income taxes	79	—
Change in operating assets & liabilities, net of effects from acquisition:
Accounts receivable	12	1
Prepaid expenses and other current assets	(883)	(1,373)
Other assets	(536)	(77)
Accounts payable	(1,344)	95
Accrued expenses	3,979	2,037
Deferred revenue	2,505	2,461
Other long-term liabilities	(63)	(278)

Net cash provided by operating activities	8,222	6,452

Cash flows from investing activities
Purchases of marketable securities	(45,025)	(43,782)
Proceeds from maturities of marketable securities	10,144	14,700
Proceeds from sales of marketable securities	29,000	—
Payment for acquisition, net of cash acquired	(15,000)	—
Acquisition of property and equipment	(4,288)	(4,288)

Net cash used in investing activities	(25,169)	(33,370)

Cash flows from financing activities
Proceeds from issuance of common stock pursuant to exercise of stock options	1,140	559

Net cash provided by financing activities	1,140	559

Net decrease in cash and cash equivalents	(15,807)	(26,359)
Cash and cash equivalents, beginning of period	32,892	59,822

Cash and cash equivalents, end of period	$17,085	$33,463

Supplemental disclosure of non-cash investing activities
Capitalization of stock-based compensation	107	19